UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MAINSTAY FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY FUNDS TRUST
51 Madison Avenue
New York, New York 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

March 19, 2012

To Our Shareholders:

I am writing to inform you of the upcoming special meeting of shareholders on May 21, 2012 (“Special Meeting”) concerning MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), each a series of MainStay Funds Trust (the “Trust”). At the Special Meeting, as a shareholder of the Funds, you will be asked to vote on important proposals affecting the Funds, as described in detail in the accompanying Proxy Statement. Your vote is extremely important, no matter how many shares you hold.

Each of the various proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concerns all three Funds. AT THE SPECIAL MEETING, AS EXPLAINED IN THE ACCOMPANYING PROXY STATEMENT, YOU WILL BE ASKED TO VOTE ON THE FOLLOWING PROPOSALS:

1.	To approve a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy;
2.	To approve the amendment of each fundamental investment restriction for the Funds; and
3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees (the “Board”) unanimously approved each of the above proposals and recommends that you vote “FOR” each of the proposals.

In order to avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials, which explain the proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

We appreciate your continued support and confidence in the MainStay Funds. If you have any questions, please contact us by calling toll-free 800-MAINSTAY (624-6782).

Sincerely,
Stephen P. Fisher President

Enclosure(s)

MAINSTAY FUNDS TRUST
51 Madison Avenue
New York, New York 10010

MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY ICAP INTERNATIONAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

The Proxy Statement is also available at mainstayinvestments.com

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”) will be held on May 21, 2012 at 11:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, for the following purposes:

1.	To approve a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy;
2.	To approve the amendment of each fundamental investment restriction for the Funds; and
3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board has fixed the close of business on February 21, 2012 as the Record Date. Whether or not you expect to be present at the Special Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of the Board of Trustees,
/s/ J. Kevin Gao J. Kevin Gao Secretary March 19, 2012

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS:  Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3. ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY FUNDS TRUST
51 Madison Avenue
New York, New York 10010

MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY ICAP INTERNATIONAL FUND

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MainStay Funds Trust (the “Trust”), a Delaware statutory trust, on behalf of its series, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), for a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held on Monday, May 21, 2012, beginning at 11:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement, shareholders of the Funds will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposals:

1.	To approve a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy;
2.	To approve the amendment of each fundamental investment restriction for the Funds; and
3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please note that at a Board meeting held on December 14, 2011, the Board unanimously approved each of the Proposals, subject to shareholder approval.

Only shareholders of record who owned shares of one or more of the Funds at the close of business on February 21, 2012 (“Record Date”) are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any proposal on which that Fund’s shareholders are entitled to vote (a fractional share has a fractional vote). Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about March 19, 2012 to all shareholders of record of the Funds as of the Record Date.

It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1

CHANGE IN THE CLASSIFICATION OF INVESTMENT OBJECTIVES

A fund is required under the Investment Company Act of 1940 (the “1940 Act”) to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and may explain the fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest. The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as an investment policy that may be changed only with shareholder approval. If a fund’s investment objective may be changed without shareholder approval, the fund is required to disclose in its prospectus that the investment objective may be changed without shareholder approval.

Each Fund currently has an investment policy that its investment objective may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund, as defined in the 1940 Act. Therefore, these investment policies require each Fund to solicit votes from its shareholders if the Board determines that such change to the investment objective is in the best interests of the Fund and its shareholders. Seeking shareholder approval may be costly to the Funds. As previously stated, the 1940 Act does not require shareholder approval for a Fund to amend its investment objective. The Funds are the only funds in the MainStay Group of Funds advised by New York Life Investments (the “Fund Complex”) that require shareholder approval to make changes to investment objectives.

At a Board meeting held on December 14, 2011, the Board, including all of the Trustees who are not “interested persons” of the Funds as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved and recommends that shareholders of each Fund approve the change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

The proposed change would permit the Board to amend each Fund’s investment objective without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. The proposed change would also allow the Board to modify a Fund’s investment objective in order to facilitate certain fund reorganizations. Any change to a Fund’s investment objective would be disclosed to shareholders as described in the Fund’s Prospectus. If shareholders approve this Proposal, the Funds also would disclose in each Fund’s Prospectus that the investment objective of each Fund may be amended without a vote of the shareholders.

It is important to note that as described in the Prospectus supplements for each Fund filed with the Securities and Exchange Commission (“SEC”) on December 23, 2011, the Board, including the Independent Trustees, has determined it to be in the best interest of each Fund and its respective shareholders to change each Fund’s investment objectives if this Proposal is approved by shareholders. Although the Board has approved a change to each Fund’s investment objective, neither New York Life Investments nor Institutional Capital LLC, each Fund’s subadvisor (the “Subadvisor”), intends to alter materially the way in which they manage the Funds. If this Proposal is approved by shareholders each Fund’s investment objective would change as follows:

Fund Name	Current Investment Objective	Proposed Investment Objective
MainStay ICAP Equity Fund	The Fund seeks a superior total return with only a moderate degree of risk.	The Fund seeks total return.
MainStay ICAP Select Equity Fund	The Fund seeks a superior total return.	The Fund seeks total return.
MainStay ICAP International Fund	The Fund seeks a superior total return with income as a secondary objective.	The Fund seeks total return.

If the Proposal is approved, the above changes to each Fund’s investment objective will take effect on or about May 25, 2012. These changes are expressly conditioned upon shareholder approval of this Proposal.

Shareholder Approval

Each Fund will vote on this Proposal separately. Approval of the Proposal with respect to each Fund requires the affirmative vote of the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE THIS PROPOSAL.

PROPOSAL 2

APPROVAL TO AMEND CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires all mutual funds, including the Funds, to adopt “fundamental” investment restrictions with respect to several specific types of activities, including a Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a “diversified company” or “non-diversified company” as those terms are defined in the 1940 Act.

In addition, the 1940 Act permits each Fund to designate any of its other policies as fundamental policies, as the Fund deems necessary or desirable. Fundamental policies are those that may be modified or eliminated only with the approval of a majority of a Fund’s outstanding voting securities, as defined in the 1940 Act. In contrast, policies that are non-fundamental may be modified or eliminated by action of the Fund’s Board, without separate shareholder action.

The Board has reviewed the Funds’ current fundamental investment restrictions and has unanimously recommended that the current fundamental restrictions be amended or eliminated, as described below, in order to simplify and modernize the restrictions to reflect current law, to make the restrictions more consistent with those of other funds in the Fund Complex and to increase the investment flexibility of the Funds. If approved by shareholders, the Proposal will take effect on or about May 25, 2012.

Why are Shareholders Being Asked to Approve Changes to the Funds’ Investment Restrictions?

As more fully discussed in each individual proposal, many of the Funds’ investment restrictions are more restrictive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the SEC and its staff otherwise require. This limits investment strategies and results in operating inefficiencies and costs. In general, the proposed changes are intended to provide the Funds with the maximum investment authority to engage in these types of activities consistent with current law and with the Funds’ investment strategies, objectives and policies, as stated in each Fund’s Prospectus and Statement of Additional Information. In so doing, these restrictions will provide the Funds with the maximum possible amount of flexibility to track any future changes in the 1940 Act and underlying interpretation and guidance without requiring the Funds to incur the additional expense and time necessary to seek shareholder approval of those changes. Additionally, these changes will allow the Funds to have fundamental investment restrictions which are similar to many other Funds in the Fund Complex thus promoting uniformity.

Due to these and other factors, the Board recommends that shareholders approve the amendment or elimination of the Funds’ current fundamental investment restrictions as described in greater detail below.

What Effect will the Proposed Changes to the Funds’ Investment Restrictions Have on the Funds?

While this Proposal is intended, among other things, to provide New York Life Investments and the Subadvisor with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in each Fund’s Prospectus and Statement of Additional Information.

Importantly, neither New York Life Investments nor the Subadvisor presently intends to alter materially the way in which they manage any of the Funds, and therefore believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with any Fund. No material change would be made to the manner in which a Fund invests or operates without prior Board approval and an appropriate amendment to the Fund’s Prospectus and/or Statement of Additional Information, if necessary. Should a Fund’s shareholders not approve a Proposal to amend or eliminate a particular fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply unchanged.

Shareholder Approval

Each Fund will vote on Proposals 2.A through 2.H separately. Approval of each of Proposals 2.A through 2.H with respect to each Fund requires the separate affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

PROPOSAL 2.A — BORROWING

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding borrowing states:

Each Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding borrowing would read:

Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. One exception is that a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund’s total assets.

Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

The proposed fundamental investment restriction would permit the Funds to borrow for any purpose to the full extent permitted by the 1940 Act and would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategies be changed to engage in additional borrowing.

PROPOSAL 2.B — SENIOR SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding issuing senior securities states:

Each Fund may not issue senior securities, except as permitted under the 1940 Act.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding issuing senior securities would read:

Each Fund may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

As a practical matter, the proposed fundamental investment restriction is substantially similar to the current fundamental investment restriction. However, shareholders are being asked to approve the proposed fundamental investment restriction to make the language of this fundamental investment restriction consistent with those of other funds in the Fund Complex.

PROPOSAL 2.C — UNDERWRITING SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding underwriting securities states:

Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in connection with the purchase and sale of portfolio securities.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding underwriting securities would read:

Each Fund may act as an underwriter of securities within the meaning of the Securities Act to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer for investment purposes and later sells or redistributes the securities to institutional investors. Under these or other circumstances, a fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws, notwithstanding the fact that the Funds do not hold themselves out as being engaged in the business of underwriting. SEC staff interpretations have clarified, however, that re-sales or privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. Therefore, as a practical matter the proposed fundamental restriction with respect to underwriting securities is substantially similar to that portion of the current fundament investment restriction. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the Securities Act and the rules and interpretive guidance provided thereunder. Notwithstanding the above, no changes to any Fund’s investment strategy are currently contemplated that would entail activities that may cause a Fund to be deemed an “underwriter” (within the meaning of the Securities Act) of securities that would only be permitted if the proposal is approved.

PROPOSAL 2.D — REAL ESTATE

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding investments in real estate states:

Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in real estate would read:

Each Fund may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The proposed fundamental investment restriction would provide the Funds greater flexibility with respect to investments in real estate. For example, the proposed fundamental investment restriction would permit the Funds to acquire or lease office space for their own use, in addition to holding and selling real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also continue to be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies. Furthermore, the proposed new fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder. However, approval of this proposal is not expected to materially change the way the Funds are managed.

PROPOSAL 2.E — COMMODITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding investments in commodities states:

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in commodities would read:

Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The current fundamental investment restriction regarding commodities prohibits the Funds from purchasing or selling physical commodities unless acquired as a result of ownership of securities or other instruments.

Furthermore, as a practical matter the proposed fundamental investment restriction is substantially similar to the current fundamental investment restriction. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

This fundamental investment restriction does not limit each Fund’s ability to purchase other types of financial instruments or derivatives, certain of which may be deemed to be commodity contracts or from investing in securities or other instruments backed by physical commodities. Such investments are generally accepted under modern investment management practices and are regularly used by many funds and other institutional investors. As described in the applicable Prospectus and the Statement of Additional Information, the Funds are able to invest in certain types of financial instruments or derivatives, including, but not limited to, futures contracts.

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will unable to honor its contractual obligations to the Fund.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund’s Prospectus and Statement of Additional Information.

PROPOSAL 2.F — MAKING LOANS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding making loans states:

Each Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Fund’s total assets.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding making loans would read:

Each Fund may make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Currently, a Fund’s ability to lend portfolio securities is limited to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds’ current fundamental investment restrictions are consistent with this limitation. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

The proposed change permits the Funds to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by SEC guidance. It is not currently anticipated that the Funds would engage in forms of lending other than as described in the Funds’ Prospectus and Statement of Additional Information.

PROPOSAL 2.G — CONCENTRATION OF INVESTMENTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental restriction regarding concentration of investments states:

Each Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding concentration of investments would read:

Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the

U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

Discussion of Proposed Modification

Each Fund currently has, and will continue to have, a fundamental investment restriction that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) normally constitutes concentration. The Funds’ current fundamental restrictions are consistent with this interpretation. The proposed fundamental investment restriction allows the Funds the flexibility to take advantage of any future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

PROPOSAL 2.H — DIVERSIFICATION

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding diversification states:

Each Fund may not, with respect to 75% of each Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s sub-classification as a diversified Fund would read:

Each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As the term “diversified” is used in the 1940 Act, and as reflected in each Fund’s current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund’s designation as a diversified Fund. Instead, the proposed change would modify the Funds’ fundamental investment restriction regarding each Fund’s sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Therefore, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of “diversified” as embodied in the Funds’ current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 2.G) or other investment restrictions of the Funds. In addition, each of the Funds will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which currently requires that at the end of each quarter of a Fund’s taxable year, with respect to 50% of the value of the Fund’s total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer’s outstanding voting securities.

* * *

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE PROPOSALS 2.A THROUGH 2.H.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about March 19, 2012. Only shareholders of record as of the close of business on the Record Date, February 21, 2012, will be entitled to notice of, and to vote at, the Special Meeting.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on each Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to votes being tallied at the Special Meeting by: (1) delivering to the Fund written notice of the revocation; (2) delivering to the Fund a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to each Proposal, such proxy will be voted “FOR” each Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.  A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of outstanding shares of each Fund entitled to vote on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of each Fund:

Number of Shares Outstanding

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares
MainStay ICAP Equity Fund	312,979.152	808,405.439	N/A	220,362.258
MainStay ICAP Select Equity Fund	5,170,960.575	17,189,635.123	1,792,433.503	2,804,458.798
MainStay ICAP International Fund	334,058.724	7,749,077.873	N/A	548,751.053

Number of Shares Outstanding

	Class I Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares
MainStay ICAP Equity Fund	21,776,512.700	113,776.405	218,573.943	65,461.288
MainStay ICAP Select Equity Fund	75,893,943.675	609,898.142	605,012.209	376,040.009
MainStay ICAP International Fund	24,269,326.908	21,072.321	1,495,295.651	383,430.976

Votes Necessary to Approve the Proposal.  Approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Effect of Abstentions and Broker “Non-Votes.”  Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

Adjournments.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals have not been received at the time of the Special Meeting, or for any other reason consistent with applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposals and will vote against any such adjournment with respect to those proxies which have been voted against the Proposals. Notwithstanding the fact that an adjournment requires a vote of a majority of shares represented at the meeting, either in person or by proxy, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Payment of Proxy Costs and Solicitation Expenses.  The Board has authorized the payment of expenses incurred in connection with the Proposals, including the cost of soliciting proxies, whether or not the Proposals are approved by shareholders. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Funds and is estimated to be between $740,000 and $980,000.

Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Funds, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose. New York Life Investments, on behalf of each Fund, has retained Broadridge Investor Communication Services Inc. to provide proxy solicitation services in connection with the Special Meeting.

Other Matters to Come Before the Special Meeting.  The Funds do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at

51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.  Each Fund is a diversified series of MainStay Funds Trust, an open-end management investment company, organized as a Delaware statutory trust. Each Fund is governed by a Board of Trustees consisting of eight members, seven of which are not “interested persons” as defined in the 1940 Act. For more information on the history of each Fund, please see the Funds’ Statement of Additional Information.

Manager and Administrator.  New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a limited liability company organized under the laws of Delaware, serves as the manager to the Funds. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Fund. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company (“New York Life”), 51 Madison Avenue, New York, New York 10010. As of December 31, 2011, New York Life Investments and its affiliates managed approximately $313.1 billion in assets.

Institutional Capital LLC (“ICAP”) is located at 225 West Wacker Drive, Suite 2400 Chicago, Illinois 60606. ICAP has been an investment adviser since 1970. ICAP serves as subadvisor for the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP International Fund. As of December 31, 2011, ICAP managed approximately $22.0 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned, indirect subsidiary of New York Life.

Under the supervision of New York Life Investments, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, the Subadvisor is paid a monthly fee by New York Life Investments out of its management fee, not the Funds. (Please see the Funds’ Statement of Additional Information for a breakdown of fees.)

Distributor.  NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Trust’s distributor and principal underwriter (the “Distributor”) pursuant to the Master Distribution Agreement, dated November 10, 2009, as amended. The Master Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. The Distributor is a wholly-owned, indirect subsidiary of New York Life.

Custodian.  Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for each Fund’s assets. State Street also provides sub-administration and sub-accounting services for each Fund. These services include calculating each Fund’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of each Fund’s net asset value, and assisting New York Life Investments in conducting various aspects of each Fund’s administrative operations. For providing these non-custody services to each Fund, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by each Fund.

Independent Registered Public Accounting Firm.  KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as each Fund’s independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of each Fund. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.  Each Fund will furnish, without charge, upon request, a printed version of the most recent annual and semiannual reports to shareholders. Such requests may be directed to a Fund by contacting the Distributor of each Fund’s shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue,

Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com.

Information Requirements.  Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by each Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about each Fund.

Security Ownership of Management and Principal Holders.  As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of any class of shares of either Fund. A list of the 5% shareholders of the Fund as of the Record Date is provided in Exhibit A.

Fund of Funds Voting.  Shares of the Funds may be held by the MainStay Asset Allocation Funds and the MainStay Retirement Funds which are series of MainStay Funds Trust, a registered investment company, that are managed by New York Life Investments. In the event these MainStay Funds are entitled to vote on the Proposals, New York Life Investments and/or its affiliates have the discretion to vote some or all of each Fund’s shares on these Proposals in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Funds. The Funds have been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

“Householding” of Proxy Statements.  The Funds may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Funds have furnished multiple proxy statements to your household and you would like the Funds to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

EXHIBIT A

SHARE OWNERSHIP OF SHAREHOLDERS

As of the Record Date, the shareholders with respect to each Fund that were known by that Fund to own of record or beneficially 5% or more of the outstanding interest of a class of that Fund’s shares are described below:

MainStay ICAP Equity Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	68,260.04	8.45%
	TAYNIK & CO C/O INVESTORS BANK & TRUST PO BOX 5501 BOSTON, MA 02206-5501	143,887.548	17.81%
	ATTN: MUTUAL FUNDS ADMINISTRATOR C/O MELLON BANK SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	42,269.02	5.23%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	68,512.014	31.08%
Class I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,808,838.889	8.31%
	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, RM 511 NEW YORK, NY 10010-1603	1,623,428.377	7.46%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,663,178.859	12.24%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION 51 MADISON AVENUE, RM 201 ATTN: MR. THOMAS MAHON NEW YORK, NY 10010-1655	1,392,624.83	6.4%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOC 51 MADISON AVENUE, RM 201 ATTN: MR. THOMAS MAHON NEW YORK, NY 10010-1655	1,616,620.282	7.43%
Class R1	WELLS FARGO BANK NA FBO CITY OF WESTMINSTER DCP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	11,921.798	10.48%
	MASS MUTUAL LIFE INSURANCE CO 1295 STATE STREET #C105 SPRINGFIELD, MA 01111-0001	26,704.991	23.47%
	WELLS FARGO BANK NA FBO CITY OF WESTMINSTER DCP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	25,545.732	22.45%
	MG TRUST CO TRUSTEE ARAPAHOE/DOUGLAS MENTAL HEALTH NETWORK 401K 700 17TH STREET, SUITE 300 DENVER, CO 80202-3531	12,696.327	11.16%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1987	24,785.291	21.78%
Class R2	ORCHARD TRUST CO LLC FBO PUTNAM INV FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	25,764.412	11.79%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	13,070.639	5.98%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	35,015.782	16.02%
	STATE STREET CORPORATION AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN STREET BOSTON, MA 02111-2901	71,648.718	32.78%
	ORCHARD TRUST CO LLC FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	18,766.761	8.59%
	VRSCO FBO AIGFSB CUST TTEE FBO JEFFERSON CNTR FOR MENTAL HLTH 401K 2929 ALLEN PARKWAY, A6-20 HOUSTON, TX 77019-7117	25,994.96	11.89%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	FRONTIER TRUST COMPANY FBO FULWIDER PATTON LLP 401K PROFIT SHARING PLAN 146201 PO BOX 10758 FARGO, ND 58106-0758	16,481.444	7.54%
Class R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 763 COCKRELL INTERESTS, INC. 100 MAIN STREET, SUITE 3250 HOUSTON, TX 77002-6338	11,642.458	17.79%
	STATE STREET CORPORATION AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN STREET BOSTON, MA 02111-2901	41,948.663	64.08%

MainStay ICAP International Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086-6761	4,092,103.689	52.94%
Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086-6761	187,648.245	34.19%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	66,437.342	12.11%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FLOOR 333 W 34TH STREET NEW YORK, NY 10001-2417	43,688.341	7.96%
Class I	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	3,936,022.805	16.23%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,278,067.383	5.27%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,770,372.881	11.42%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION 51 MADISON AVENUE, RM 201 ATTN: MR. THOMAS MAHON NEW YORK, NY 10010-1655	1,506,757.976	6.21%
Class R1	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	2,642.507	12.54%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	3,180.212	15.09%
	NFS LLC FEBO BRIAN CURY JOSEPH NIZZA TTEE EARTHCAM 401K PLAN 84 KENNEDY STREET HACKENSACK, NJ 07601-5229	4,256.117	20.2%
	FRONTIER TRUST COMPANY FBO INTEGRATED BOOK TECHNOLOGY, INC. 40 PO BOX 10758 FARGO, ND 58106-0758	1,334.364	6.33%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,102.096	5.23%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,292.057	6.13%
Class R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	108,619.348	7.26%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	117,861.065	7.88%
	STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER 401K PRODUCT 105 ROSEWOOD AVENUE WESTWOOD, MA 02090	435,119.656	29.1%
	STATE STREET CORPORATION AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN STREET BOSTON, MA 02111-2901	573,718.445	38.37%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class R3	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	63,292.217	16.51%
	STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER 401K PRODUCT 105 ROSEWOOD AVENUE WESTWOOD, MA 02090	70,894.481	18.49%
	STATE STREET CORPORATION AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN STREET BOSTON, MA 02111-2901	151,696.455	39.56%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 767 ARDEN REALTY 401(K) PLAN 11601 WILSHIRE BLVD 4TH FLOOR LOS ANGELES, CA 90025-0509	36,202.855	9.44%

MainStay ICAP Select Equity Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	1,842,846.315	10.74%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FLOOR 333 W 34TH STREET NEW YORK, NY 10001-2417	1,128,768.291	6.58%
Class C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	234,053.732	8.35%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	1,038,616.479	37.04%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FLOOR 333 W 34TH STREET NEW YORK, NY 10001-2417	277,760.51	9.9%
Class I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	5,549,597.37	7.32%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	28,377,190.18	37.43%
Class R1	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	356,233.705	58.41%
	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE ROAD PURCHASE, NY 1577-2139	77,785.815	12.75%
Class R2	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	37,782.745	6.24%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	337,676.293	55.81%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	91,525.602	15.13%
Class R3	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FL JACKSONVILLE, FL 32246-6484	19,916.728	5.3%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	90,875.573	24.17%
	VRSCO FBO AIGFSB CUST TTEE FBO CAREALLIANCE FUTURESAVER 403B 2929 ALLEN PARKWAY, A6-20 HOUSTON, TX 77019-7117	123,762.047	32.91%

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for MainStay ICAP Equity Fund Special Meeting of Shareholders to be held on May 21, 2012

The Proxy Statement for this meeting is available at: [*https://www.________.com*]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MAINSTAY FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a change in the classification of the Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐
2. To approve the amendment of each fundamental investment restriction for the Fund.			
2.A Borrowing	☐	☐	☐
2.B Senior Securities	☐	☐	☐
2.C Underwriting Securities	☐	☐	☐
2.D Real Estate	☐	☐	☐
2.E Commodities	☐	☐	☐
2.F Making Loans	☐	☐	☐
2.G Concentration of Investments	☐	☐	☐
2.H Diversification	☐	☐	☐
3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature: ______________________________ ____________

Date

Printed Name:___________________________

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for MainStay ICAP Select Equity Fund Special Meeting of Shareholders to be held on May 21, 2012

The Proxy Statement for this meeting is available at: [*https://www.________.com*]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MAINSTAY FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a change in the classification of the Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐
2. To approve the amendment of each fundamental investment restriction for the Fund.			
2.A Borrowing	☐	☐	☐
2.B Senior Securities	☐	☐	☐
2.C Underwriting Securities	☐	☐	☐
2.D Real Estate	☐	☐	☐
2.E Commodities	☐	☐	☐
2.F Making Loans	☐	☐	☐
2.G Concentration of Investments	☐	☐	☐
2.H Diversification	☐	☐	☐
3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature: ______________________________

____
Date

Printed Name:___________________________

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
MainStay ICAP International Fund
Special Meeting of Shareholders to be held on May 21, 2012

The Proxy Statement for this meeting is available at: [*https://www.________.com*]

PLEASE SIGN, DATE AND RETURN
YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MAINSTAY FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a change in the classification of the Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐
2. To approve the amendment of each fundamental investment restriction for the Fund.			
2.A Borrowing	☐	☐	☐
2.B Senior Securities	☐	☐	☐
2.C Underwriting Securities	☐	☐	☐
2.D Real Estate	☐	☐	☐
2.E Commodities	☐	☐	☐
2.F Making Loans	☐	☐	☐
2.G Concentration of Investments	☐	☐	☐
2.H Diversification	☐	☐	☐
3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature: ______________________________   ______________
Date

Printed Name:___________________________